UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 23, 2004


                        COMDISCO HOLDING COMPANY, INC.
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            (Exact Name of Registrant as Specified in its Charter)


     DELAWARE                       000-499-68                 54-2066534
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
    of Incorporation)                                       Identification No.)


6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                        60018
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:         (847) 698-3000
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                                      N/A
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On February 23, 2004, Comdisco Holding Company, Inc. (the "Company") announced that its subsidiary, Comdisco, Inc., entered into agreements with Windspeed Acquisition Fund GP, LLC ("Windspeed") for the ongoing management and liquidation of Comdisco Ventures, Inc.'s warrant and equity investment portfolio. The management agreement includes substantially all of the Company's warrant and equity investment portfolio. Windspeed will be entitled to certain fixed and declining management fees. Additionally, after the Company has realized a specified amount, Windspeed will share in the net receipts at various percentages. A copy of the Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund A, LLC, dated as of February 20, 2004, by and among Comdisco, Inc., Windspeed and Comdisco Ventures Fund B, LLC (the "Fund A LLC Agreement") is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference. A copy of the Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of February 20, 2004, by and among Comdisco, Inc., Windspeed and Windspeed Acquisition Fund, L.P. (the "Fund B LLC Agreement") is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

         On February 23, 2004, the Company issued a press release regarding the execution of the Fund A LLC Agreement and the Fund B LLC Agreement. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired: N/A

         (b) Pro Forma Financial Information: N/A

         (c) Exhibits:

             Exhibit No.    Description
             -----------    -----------

                99.1 Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund A, LLC, dated as of February 20, 2004, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Comdisco Ventures Fund B, LLC

                99.2 Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of February 20, 2004, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Windspeed Acquisition Fund, L.P.

                99.3 Press Release of Comdisco Holding Company, Inc., dated February 23, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMDISCO HOLDING COMPANY, INC.


Dated: February 23, 2004                 By: /s/ Robert E. T. Lackey
                                             --------------------------------
                                             Name:  Robert E. T. Lackey
                                             Title: Executive Vice President,
                                                    Legal Officer and Secretary

                                 EXHIBIT INDEX


      Exhibit No.       Description
      ----------        -----------

         99.1 Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund A, LLC, dated as of February 20, 2004, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Comdisco Ventures Fund B, LLC

         99.2 Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of February 20, 2004, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Windspeed Acquisition Fund, L.P.

         99.3 Press Release of Comdisco Holding Company, Inc., dated February 23, 2004